1 EXHIBIT 99.1 NewtekOne, Inc. Closes ALP Loan Securitization with Sale of $295 Million of Rated Notes Transaction Marks NewtekOne’s 17th and Largest Securitization Boca Raton, FL, January 21, 2026 - NewtekOne, Inc. (the “Company”) (NASDAQ: NEWT) announced today that it has closed a $295 million securitization backed by $342 million of Alternative Loan Program (“ALP”) loans. This securitization, NALP Business Loan Trust 2026-1 (“2026-1”), represents the Company’s fourth asset-backed securitization secured by ALP loans and is the Company’s 17th and largest rated securitization. All of the Company’s prior securitizations have maintained their initial investment-grade ratings or been upgraded and have never been on credit watch. Pursuant to the securitization, the Company sold $251,880,000 of Class A Notes, $35,880,000 of Class B Notes, and $6,840,000 of a Class C Note (collectively, the “Notes”) issued by 2026-1. The Notes are backed by $341,776,148 of collateral, consisting of $284,376,148 of Company originated ALP loans and a $57,400,000 prefunding account to acquire additional ALP loans originated by the Company. The securitization was roughly ten times oversubscribed with 32 institutions purchasing the Notes.  The Class A Notes received a Morningstar DBRS rating of “A (low) (sf)” and were priced at a yield of 5.796%.  The Class B Notes received a Morningstar DBRS rating of “BBB (sf)” and were priced at a yield of 7.296%.  The Class C Note received a Morningstar DBRS rating of “BB (sf)” and was priced at a yield of 10.146%.  The Notes had a weighted average yield of 6.08%, a weighted average spread (over the Treasury benchmark) of 243 basis points, which marks an improvement from 271 basis points for the 2025 ALP-backed securitization, and an advance rate of 86%, slightly higher than the advance rate of 85% for the 2025 ALP-backed securitization.  The gross weighted average coupon of the collateralizing portfolio of loans approximates 12.74% with loans floored at their initial rates for the life of the loans; after netting out 100 bps of servicing fees, the loans entered the collateral pool at a net weighted-average coupon of 11.74%.

2 The Company views ALP loans as longer amortizing C&I loans. The Company underwrites ALP loans with the thesis that the underlying businesses are the primary sources of repayments of the loans, not the collateral or guarantors. The Company requires that 20% or greater equity owners of the businesses personally guarantee the loans. In addition, all business assets of the borrowers are pledged as collateral against ALP loans. In many cases, the Company may also take liens on personal assets of the business owners. ALP loans typically carry 5% prepayment penalties for the first three years and 3% for months 36-48. In the Company’s experience, our borrowers prefer long-term amortizing loans without balloons; therefore, the ALP loan’s longer-term amortization gives the borrower a lower payment relative to market alternatives with shorter repayment schedules and/or higher interest rates. Barry Sloane, Chairman, President, and Chief Executive Officer, commented, “We are extremely pleased to have completed a fourth securitization backed by ALP loans and are grateful to our investment bankers, Deutsche Bank Securities, Capital One Securities, and Santander, for their efforts. We intend to continue to issue securitizations backed by ALP loans and continue to view ALP loans as an important element to the Company’s offering of business and financial solutions and our financial performance.” Mr. Sloane continued, “During our recent Investor Day held on January 8th (link to presentation and replay of webcast), we discussed our ALP securitizations and demonstrated that these securitizations have had wide spreads between the yields on the ALP loans collateralizing the securitizations and the weighted-average coupons of the debt issued by securitization trusts; a majority of that excess spread is used to retire the securitization debt. In addition, we showed that the securitized debt of the two prior ALP securitizations, NALP Business Loan Trust 2024-1 and NALP Business Loan Trust 2025-1, was being retired at a faster pace than the ALP loans securing the transactions (due to the excess spread between the yield on loans and coupon on securitized debt), which has led to growing book values (or overcollateralization positions) of the securitizations. In 2026-1, there is almost 570 basis points of margin or excess spread to support the Note holders’ yield; the 2026-1’s excess net spread is nearly identical to that of the 2025 ALP-backed securitization.” Mr. Sloane added, “Since 2019, when we started to originate ALP loans, we have originated roughly $850 million of ALP loans and only experienced six ALP loan defaults and one ALP loan charge-off of $6 million. We continue to expect that loss rates on ALP loans should be materially lower than those experienced in the SBA 7(a) program given that our ALP borrowers typically have healthier liquidity, are substantially larger businesses, and have stronger guarantors.” Mr. Sloane concluded, “We are proud of our track record and believe that we continue to demonstrate that we are a premier originator of business loans to independent business owners in all 50 states, using

3 various forms of financings and deal structures to achieve our goals and those of our customers. We have structured our business loans to deliver value to our independent business owner borrowers and our shareholders. We make term loans and revolving lines of credit as well as short-term amortizing bank loans and CRE loans. In our ALP loan program, we charge a reasonable rate of interest and amortize principal payments over 10-25 years as opposed to some competitors that charge borrowers 30-80% yields and establish short repayment schedules of 6-24 months. We believe we are longer-term, patient providers of capital to independent business owners, which is in stark contrast to competitors’ instant funding programs with short maturities and very high interest charges. We are deliberately growing our NewtekOne® brand to reflect our value-creating, patient approach that provides to our independent business owner clients longer-term consistent funding, a more effective and cost-efficient way to send and receive money, and readily accessible data and analytics. Becoming a technology- enabled financial holding company three years ago, owning a nationally chartered bank, has improved our ability to deliver our value proposition to clients while allowing us to diversify our funding sources, reduce our financing costs, and generate value for our investors.” The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Notes may only be offered and sold in the United States in accordance with Rule 144A under the Securities Act. This press release does not constitute an offer to sell or the solicitation of any offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful under the laws of such jurisdiction. The offer and sale of the Notes was made solely pursuant to a confidential private placement memorandum. About NewtekOne, Inc. NewtekOne®, Your Business Solutions Company®, is a financial holding company, which along with its bank and non-bank consolidated subsidiaries (collectively, “NewtekOne”), provides a wide range of business and financial solutions under the Newtek® brand to independent business owners. Since 1999, NewtekOne has provided state-of-the-art, cost-efficient products and services and efficient business strategies to independent business owners across all 50 states to help them grow their sales, control their expenses, and reduce their risk. NewtekOne’s and its subsidiaries’ business and financial solutions include: Banking (Newtek Bank, N.A.), Business Lending, SBA Lending Solutions, Electronic Payment Processing, Accounts Receivable Financing & Inventory Financing, Insurance Solutions and Payroll and Benefits Solutions.

4 In addition, NewtekOne offers its clients the Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting and Web Services) provided by Intelligent Protection Management Corp. (IPM.com) Newtek®, NewtekOne®, Newtek Bank®, National Association, Your Business Solutions Company®, One Solution for All Your Business Needs® and Newtek Advantage® are registered trademarks of NewtekOne, Inc. Note Regarding Forward-Looking Statements Certain statements in this press release are “forward-looking statements” within the meaning of the rules and regulations of the Private Securities Litigation and Reform Act of 1995 are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward- looking statements. See “Note Regarding Forward-Looking Statements” and the sections entitled “Risk Factors” in our filings with the Securities and Exchange Commission which are available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings) and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. SOURCE: NewtekOne, Inc. Investor Relations & Public Relations Contact: Bryce Rowe Telephone: (212) 273-8292 / browe@newtekone.com